UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): JULY 20, 1997


                          Commission File No. 1-12575



                          UTAH MEDICAL PRODUCTS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                  UTAH                                      87-0342734
      -----------------------------                     -----------------
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)


                              7043 South 300 West
                              Midvale, Utah  84047
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                     Address of principal executive offices


                                 (801) 566-1200
                         -----------------------------
                         Registrant's telephone number




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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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   a)  Financial statements required by this item will be filed by amendment as soon as practicable, but no later than October 3, 1997.

   b) Pro-forma financial statements required by this item will be filed by amendment as soon as practicable, but no later than October 3, 1997.

   c)  Exhibits.  The following is filed as an exhibit to this Amendment.

               SEC
Exhibit     Reference      Title of Document
-------     ---------   --------------------------------------

 1             2      Stock Purchase Agreement, dated as of July 20, 1997
                      between Utah Medical Products, Inc., and Columbia
                      Medical & Surgical,Inc.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 UTAH MEDICAL PRODUCTS, INC.



Date:  August 6, 1997           By /s/ Kevin L. Cornwell
                                        CEO and CFO